Exhibit 99.2

Copyright © 2026 PlusAI, Inc. All rights reserved. | 1 Transforming Transportation with Physical AI Q3 2026 Copyright © 2026 PlusAI, Inc. All rights reserved.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 2 DISCLAIMER About this presentation This presentation is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a proposed business combination (the “proposed transaction”) between PlusAI Automation, Inc. (“PlusAI”) and Texas Ventures Acquisition III Corp. (“TVAC”) and potential related offering of the securities of TVAC or PlusAI in a private placement (the “proposed transactions”) and for no other purpose. By accepting this presentation, each recipient agrees to use this presentation for the sole purpose of evaluating the proposed transactions. Any reproduction or distribution of this presentation, in whole or in part, or the disclosure of its contents, without the prior consent of TVAC and PlusAI is prohibited. The information contained herein does not purport to be all inclusive and none of PlusAI, TVAC nor any of their respective affiliates, directors, officers, employees or advisers or any other person has independently verified the information in this presentation and no representation or warranty, express or implied, are given in, or in respect of, this presentation. To the fullest extent permitted by law, in no circumstances will PlusAI, TVAC or any of their respective subsidiaries, interest holders, affiliates, representatives, partners, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this presentation, its contents, its omissions, reliance on the information contained within it, or on opinions communicated in relation thereto or otherwise arising in connection therewith. Recipients of this presentation should each make their own evaluation of PlusAI, TVAC and the proposed transactions and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. Recipients should review the Registration Statement (as defined below) filed by TVAC with the SEC in connection with the proposed transactions for further information on PlusAI, TVAC or the proposed transactions. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “plan,” “project,” “will,” “estimate,” “expect,” “target,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict”, “accelerate” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. We have based these forward-looking statements on current expectations and projections about future events. These statements include: expectations regarding the completion of the business combination between PlusAI and TVAC; projections of market opportunity and market share; estimates of customer adoption rates and usage patterns; projections of commercialization costs and timelines; expectations regarding PlusAI’s ability to demonstrate feasibility of its technologies, to attract, retain, and expand its customer base, and to develop products and services and bring them to market in a timely manner; PlusAI’s deployment of virtual driver software; PlusAI's targeted revenues from its HyperFoundry platform; the performance of PlusAI’s HyperFoundry products; expected operating expenditures and expected timeline for cash flow breakeven; PlusAI’s expected future gross margins and other economics of its software-based model; PlusAI’s expectations concerning relationships with strategic partners, suppliers, governments, regulatory bodies and other third parties; future ventures or investments in companies, products, services, or technologies; PlusAI’s ability to attract and retain qualified employees; development of favorable regulations and government incentives affecting its markets; the potential benefits of the proposed transactions and expectations related to its terms and timing; and PlusAI’s expectations concerning relationships with strategic partners. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions, many of which are beyond the control of PlusAI and TVAC. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such statements. Such risks and uncertainties include: that PlusAI is pursuing an emerging technology, faces significant technical challenges and may not achieve commercialization or market acceptance; PlusAI’s historical net losses and limited operating history; PlusAI’s expectations regarding future financial performance, capital requirements and unit economics; PlusAI’s use and reporting of business and operational metrics; PlusAI’s competitive landscape; PlusAI’s dependence on members of its senior management and its ability to attract and retain qualified personnel; the capital requirements of PlusAI’s business plans and the potential need for additional future financing; PlusAI’s ability to manage growth and expand its operations; potential future acquisitions or investments in companies, products, services or technologies; PlusAI’s reliance on strategic partners and other third parties; PlusAI’s ability to maintain, protect and defend its intellectual property rights; risks associated with privacy, data protection or cybersecurity incidents and related regulations; the use and regulation of artificial intelligence and machine learning; uncertainty or changes with respect to laws and regulations; uncertainty or changes with respect to taxes, trade conditions and the macroeconomic environment; the combined company’s ability to maintain internal control over financial reporting and operate a public company; the risk that shareholders of TVAC could elect to have their shares redeemed, leaving the combined company with insufficient cash to execute its business plans; the occurrence of any event, change, or other circumstance that could give rise to the termination of the business combination agreement; the outcome of any legal proceedings or government investigations that may be commenced against PlusAI or TVAC; failure to realize the anticipated benefits of the proposed transaction; the ability of TVAC, PlusAI, or the combined company to issue equity or equity-linked securities in connection with the proposed transaction or in the future; and other factors described under the section entitled “Risk Factors” in TVAC’s filings with the SEC. Additional information concerning these and other factors that may impact such forward-looking statements can be found in filings and potential filings by PlusAI, TVAC or the combined company resulting from the proposed transaction with the SEC, including under the heading “Risk Factors.” If any of these risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. In addition, these statements reflect the expectations, plans and forecasts of PlusAI’s and TVAC’s management as of the date of this presentation; subsequent events and developments may cause their assessments to change. While PlusAI and TVAC may elect to update these forward-looking statements at some point in the future, they specifically disclaim any obligation to do so. Accordingly, undue reliance should not be placed upon these statements. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. An investment in TVAC is not an investment in any of its founders’ or sponsors’ past investments, companies or affiliated funds. The historical results of those investments are not indicative of future performance of TVAC, which may differ materially from the performance of its founders’ or sponsors’ past investments.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 3 DISCLAIMER CONT. About this presentation Additional Information About the Proposed Transaction and Where to Find It The proposed transaction will be submitted to shareholders of TVAC for their consideration. TVAC intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which will include preliminary and definitive proxy statements to be distributed to TVAC’s shareholders in connection with TVAC’s solicitation for proxies for the vote by TVAC’s shareholders in connection with the proposed transaction and other matters to be described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to PlusAI’s shareholders in connection with the completion of the proposed transaction. After the Registration Statement has been filed and declared effective, a definitive proxy statement/prospectus/consent solicitation statement and other relevant documents will be mailed to TVAC and PlusAI shareholders as of the record date established for voting on the proposed transaction. Before making any voting or investment decision, TVAC and PlusAI shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus/consent solicitation statement and any amendments thereto and, once available, the definitive proxy statement/prospectus/consent solicitation statement, as well as other documents filed with the SEC by TVAC in connection with the proposed transaction, as these documents will contain important information about TVAC, PlusAI and the proposed transaction. Shareholders may obtain a copy of the preliminary or definitive proxy statement/prospectus/consent solicitation statement, once available, as well as other documents filed by TVAC with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Texas Ventures Acquisition III Corp., 1012 Springfield Ave., Mountainside, NJ 07092. Participants in the Solicitation TVAC, PlusAI and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from TVAC’s shareholders in connection with the proposed transaction. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of TVAC’s shareholders in connection with the proposed transaction will be set forth in proxy statement/prospectus/consent solicitation statement when it is filed by TVAC with the SEC. You can find more information about TVAC’s directors and executive officers in TVAC’s final prospectus related to its initial public offering filed with the SEC on April 23, 2025 and in the Annual Report on Form 10-K filed by TVAC with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus/consent solicitation statement when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus/consent solicitation statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources described above. No Offer or Solicitation This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This communication is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. Unit Economics and Use of Projections The unit economics in this presentation (“Unit Economics”) were prepared solely for internal use and not with a view toward public disclosure or toward complying with Generally Accepted Accounting Principles, any published guidelines of the SEC or any guidelines established by the American Institute of Certified Public Accountants. The Unit Economics have been prepared by PlusAI. The Unit Economics constitute forward-looking information, are for illustrative purposes only, and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying the Unit Economics are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties. The preparation of the Unit Economics involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. See “Forward-Looking Statements” earlier in this presentation as well as “Risk Factors” at the end of this presentation. Actual results may differ materially from the results contemplated by the Unit Economics contained in this presentation, and the inclusion of such information in this presentation should not be regarded as a representation by any person that the results reflected by the Unit Economics will be achieved. No Incorporation by Reference The information contained in the third-party citations and websites referenced in this communication is not incorporated by reference into this communication. Trademarks This presentation contains trademarks, service marks, trade names and copyrights of PlusAI, TVAC, and other companies, each of which are the property of their respective owners. All third-party brand names and logos appearing in this presentation are trademarks or registered trademarks of their respective holders. Any such appearance does not necessarily imply any endorsement of TVAC, PlusAI or the proposed transaction. Use of Data Information in this presentation is based on data and analyses from various sources as of June 1, 2026, unless otherwise indicated. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These estimates and other statistical data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates and other statistical data. We have not independently verified the statistical and other industry data generated by independent parties and contained in this presentation and, accordingly, we cannot guarantee their accuracy or completeness. In addition, expectations, assumptions, estimates and projections of the future performance of relevant markets in which PlusAI operates are necessarily subject to a high degree of uncertainty and risk.

LEADERSHIP TEAM

Today's speakers



David Liu

CEO & Co-Founder,
PlusAI

- 30+ years of experience founding and growing technology companies
- Co-founded RedAtoms (acquired), RMG Networks (NASDAQ-listed then acquired) and InformLink (acquired)
- Began career at HP, Silicon Graphics, and later McKinsey
- PhD, EE, Stanford University



Troy Rillo

Partner,
Yorkville Advisors

- 30+ years of experience in the securities industry and a recognized authority in corporate and securities law
- Co-CEO of Yorkville Securities, Partner at Yorkville Advisors Global, and CEO of Yorkville America
- Previously a Partner at K&L Gates, Corporate Finance at Motorola
- J.D., B.S., Finance, University of Florida

Copyright © 2026 PlusAI, Inc. All rights reserved. | 4

Copyright © 2026 PlusAI, Inc. All rights reserved. | 5 OUR VISION Autonomous transportation will make our world safer, more efficient, and more sustainable Autonomous trucking will fundamentally transform the logistics industry

OUR PHYSICAL AI PLATFORM

SuperDrive™

AI Driver

Flagship Physical AI software powering L4 autonomous trucks

Est. Opportunity: $1B+ ARR at Scale[1]

Revenue generation expected to begin in 2027 through targeted commercial launch of OEM-built L4 trucks

HyperFoundry™

AV Data - Models - Simulation

Foundational AV development engine powering SuperDrive™

Opportunity: $50-100M+ annually[2]

Revenue generation TODAY through the sale of proprietary AV data and tools[3]

Note: (1) Based on ~$40K revenue per truck, 25,000 projected trucks for 2031. (2) Based on internal management estimates of potential revenue opportunity of HyperFoundry platform. PlusAI has recognized $25 million in revenue from the Autonomy Acceleration Program Agreement with TRATON (the "TRATON Agreement"). As of the date hereof, one definitive agreement related to the HyperFoundry platform has been signed for a total revenue of $25 million – for further information, see "Unit Economics and Use of Projections" in "About this presentation" disclaimer pages. (3) Pursuant to the TRATON Agreement, the Company recognized $25 million in revenue from provision of certain autonomy data, tools, and services to TRATON in support of the accelerated progression of TRATON's L2+ program.

Copyright © 2026 PlusAI, Inc. All rights reserved. | 6

PlusAI

INVESTMENT HIGHLIGHTS

Why PlusAI?

$1.7 Trillion Market	Autonomous driving is transforming the global heavy trucking industry, and CDL laws may accelerate human driver shortages
Proven, On the Road	Trucks equipped with our AI virtual driving system are autonomously transporting freight today in live operations with Ryder and International
Significant Revenue Today	Higher 2026E revenue projection than our key competitors; growth is further catalyzed by targeted 2027 commercial launch of driverless trucks
Contracted, Factory-Built Distribution	Partnered with TRATON, Hyundai, Iveco; providing a scalable path to install our AI virtual driver on thousands of factory-built trucks – we do not build or retrofit trucks
Capital Efficient Model	Software-focused business model with lower OpEx than our key competitors, and path to cash-flow positive in 2027E
Discounted Entry Value	Going public in 2H 2026 at an attractive entry valuation compared to public peers

Copyright © 2026 PlusAI, Inc. All rights reserved. | 7

PlusAI

Copyright © 2026 PlusAI, Inc. All rights reserved. | 8 COMBINATION WITH TEXAS VENTURES III (“TVAC”)(NASDAQ:TVA) Detailed transaction overview Notes: (1) PlusAI Rollover Equity Value based on a $10.00 per share basis. (2) $4M of the committed capital is in common equity at $10.00 per Share. (3) Implies a 55.6% redemption rate and shown at $10.00 per share. (4) Does not include existing cash or debt as of announcement date. (5) Includes impact of OID and illustratively shown at the initial $12.00 per share conversion price. (6) Excludes impact of public warrants, any private placement warrants, company earnout and any long-term equity incentive plan. (7) Convertibles shown on an as-converted basis. SOURCES PlusAI Rollover Equity(1) $800 Approximate PIPE Proceeds $60 Assumed Cash from Trust(3) $100 Total Sources $960 Shares (Millions) % Own. PlusAI Shareholders(1) 80.0 77.6% TVAC Public Shareholders(3) 10.0 9.7% PIPE Investors(5) 5.6 5.4% Sponsor Shares 7.5 7.3% PF Shares Outstanding (Millions) 103.1 Share Price ($) $10.00 PF Equity Value $1,031 (-) PF Net Cash(4) ($135) PF Enterprise Value $896 USES Equity to PlusAI(1) $800 Cash to Balance Sheet $135 Estimated Transaction Expenses $25 Total Uses $960 Valuation • PlusAI is valued at $800M pre-money rollover equity(1) • Transaction implies ~$896M pro-forma enterprise value Financing • Combined Company has over $60M of committed capital from existing investors, affiliates of TVAC, and new institutional investors largely in the form of unsecured convertible notes(2) • Assumes $100M retained from Texas Venture III’s $230M Cash in Trust(3) Deal Structure • PlusAI Shareholders are expected to roll 100% of their equity and are expected to retain a pro-forma equity ownership of ~78% Transaction Highlights Pro Forma Valuation ($ Millions)(6)(7) Sources & Uses ($ Millions) Pro Forma Ownership(6)(7)

Thank You